Risk management and concentrations of risk	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
19. Risk management and concentrations of risk

Derivative instruments can be used in accordance with the overall risk management policy.

Foreign exchange risk

All financing, interest expenses from financing and most of the Partnership’s revenue and expenditures for vessel improvements are denominated in U.S. dollars. Certain operating expenses can be denominated in currencies other than U.S. dollars. For the years ended December 31, 2016, 2015 and 2014, no derivative instruments have been used to manage foreign exchange risk.

The Gallant time charter provides that revenues are denominated 90% in U.S. dollars and 10% in Egyptian pounds, or as otherwise agreed between the parties from time to time. For the years ended December 31, 2016 and 2015, the revenues from the Höegh Gallant were denominated 95% and 90% in U.S. dollars and 5% and 10% in Egyptian pounds, respectively. A limited amount of operating expenses was also denominated in Egyptian pounds. Due to restrictions in Egypt, exchangeability between Egyptian pounds and other currencies was more than temporarily lacking or limited during 2015 and 2016. There are two official published rates for Egyptian pounds. The lower rate is applied in the Partnership’s consolidated and combined carve-out financial statements for revenues, expenses, assets and liabilities. The Partnership classifies cash in Egyptian pounds in excess of working capital needs in Egyptian pounds as long-term restricted cash and cash in Egyptian pounds required as guarantees as short-term restricted cash. The Partnership reduced its exposure to devaluation of Egyptian pounds in 2016 by repaying $0.5 million of amounts due to owners and affiliates in Egyptian pounds and by decreasing the revenues denominated in Egyptian pounds to more closely match its working capital requirements. As a result, there was no long-term restricted cash in Egyptian pounds as of December 31, 2016 compared with $0.4 million as of December 31, 2015. On March 14, 2016, the Egyptian authorities devalued the Egyptian pound to the U.S. dollar by approximately 14%, resulting in a foreign exchange loss of approximately $0.2 million. On November 3, 2016, the Egyptian central bank announced the intention to allow the Egyptian pound to trade freely and increased the interest rates by 300 basis points, resulting in an additional foreign exchange loss of approximately $0.1 million for the year ended December 31, 2016. Removing currency restrictions and introducing market based rates should allow for exchangeability between Egyptian pounds and other currencies over time.

Interest rate risk

Interest rate swaps are utilized to exchange a receipt of floating interest for a payment of fixed interest to reduce the exposure to interest rate variability on its outstanding floating-rate debt. As of December 31, 2016 and 2015, there are interest rate swap agreements on the Lampung and Gallant facilities’ floating rate debt that are designated as cash flow hedges for accounting purposes. As of December 31, 2016, the following interest rate swap agreements were outstanding:

			Fair
			value		Fixed
	Interest		carrying		interest
	rate	Notional	amount		rate
(in thousands of U.S. dollars)	index	amount	liability	Term	(1)
LIBOR-based debt
Lampung interest rate swaps (2)	LIBOR	$174,209	(5,937)	Sept 2026	2.8%
Gallant interest rate swaps (2)	LIBOR	$134,063	(1,108)	Sept 2019	1.9%

1) Excludes the margins paid on the floating-rate debt.
2) All interest rate swaps are U.S. dollar denominated and principal amount reduces quarterly.

The Borrower under the Lampung facility entered five forward starting swap agreements with identical terms for a total notional amount of $237.1 million with an effective date of March 17, 2014. The swaps amortize over 12 years to match the outstanding balance of the Lampung facility and exchange 3 month USD LIBOR variable interest payments for fixed rate payments at 2.8%. The interest rate swaps were designated for accounting purposes as cash flow hedges of the variable interest for $237.1 million of the Lampung facility. As of December 29, 2014, a prepayment of $7.9 million on the Lampung facility occurred. The notional amount of the interest rate swaps was higher than the outstanding balance on the Lampung facility. Therefore, it was decided that the amount of the over hedge of the interest rate swaps would be settled with a cash payment of $1.1 million. This resulted in the amendment of the original interest rate swaps and the hedge was de-designated for accounting purposes. The effective date of the settlement was December 29, 2014. The other terms of the interest rate swaps did not change but the nominal amount of the interest rate swap were reduced to match the outstanding debt. The amended interest rate swaps were re-designated as a cash flow hedge for accounting purposes.

As of October 1, 2015, the Partnership acquired the entity owning the Höegh Gallant which has outstanding debt under the Gallant facility and three associated interest rate swap agreements with a total notional amount of $146.3 million. The swaps amortize to match the debt amortization of the Gallant facility until the repayment date in September, 2019. The swaps exchange 3 month USD LIBOR variable interest payments for fixed rate payments ranging from 1.9105% to 1.9145%. As of the acquisition date of October 1, 2015, the interest rate swaps were designated for accounting purposes as cash flow hedges of the variable interest for $146.3 million of the commercial tranches of the Gallant facility.

The following table presents the location and fair value amounts of derivative instruments, segregated by type of contract, on the consolidated balance sheets.

	Current	Long-term
	liabilities:	liabilities:
	derivative	derivative
(in thousands of U.S. dollars)	instruments	instruments
As of December 31, 2016
Interest rate swaps	$(3,534)	$(3,511)
As of December 31, 2015
Interest rate swaps	$(4,912)	$(5,855)

The following effects of cash flow hedges relating to interest rate swaps are included in gain (loss) on derivative instruments in the consolidated and combined carve-out statements of income for the years ended December 31, 2016, 2015 and 2014.

	Year ended December 31,
(in thousands of U.S. dollars)	2016	2015	2014
Interest rate swaps:
Ineffective portion of cash flow hedge	$90	(84)	$(145)
Amortization of amount excluded from hedge effectiveness	2,604	1,888	(11)
Reclassification from accumulated other comprehensive income	(855)	(855)	(5)
Unrealized gains (losses)	1,839	949	(161)
Realized gains (losses)	—	—	—
Total gains (losses) on derivative instruments	$1,839	949	$(161)

The effect of cash flow hedges relating to interest rate swaps and the related tax effects on other comprehensive income included in the consolidated and combined carve-out statements of other comprehensive income and changes in accumulated other comprehensive income (“OCI”) in the consolidated and combined carve-out statements of changes in partners’ capital/ owner’s equity is as follows for the years ended and as of December 31, 2016, 2015 and 2014.

	Cash Flow Hedge
	Before tax	Tax
	gains	benefit		Accumulated
(in thousands of U.S. dollars)	(losses)	(expense)	Net of tax	OCI
Balance as of December 31, 2013	$—	—	—	$—
Effective portion of unrealized loss on cash flow hedge	(10,164)	1,984	(8,180)	(8,180)
Reclassification of amortization of cash flow hedge to earnings	5	—	5	5
Other comprehensive income for period	(10,159)	1,984	(8,175)	(8,175)
Balance as of December 31, 2014	$(10,159)	1,984	(8,175)	$(8,175)
Effective portion of unrealized loss on cash flow hedge	474	—	474	474
Reclassification of amortization of cash flow hedge to earnings	855	(395)	460	460
Other comprehensive income for period	1,329	(395)	934	934
Balance as of December 31, 2015	$(8,830)	1,589	(7,241)	$(7,241)
Effective portion of unrealized loss on cash flow hedge	1,028	—	1,028	1,028
Reclassification of amortization of cash flow hedge to earnings	855	(378)	477	477
Other comprehensive income for period	1,883	(378)	1,505	1,505
Balance as of December 31, 2016	$(6,947)	1,211	(5,736)	$(5,736)

Refer to note 9 for additional information on the tax effects included in other comprehensive income.

As of December 31, 2016, the estimated amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months is $0.9 million for amortization of accumulated other comprehensive income for losses on the de-designated interest rate swaps.

Credit risk

Credit risk is the exposure to credit loss in the event of non-performance by the counterparties related to cash and cash equivalents, restricted cash, trade receivables and interest rate swap agreements. In order to minimize counterparty risk, bank relationships are established with counterparties with acceptable credit ratings at the time of the transactions. Credit risk related to receivables is limited by performing ongoing credit evaluations of the customers’ financial condition. In addition, Höegh LNG guarantees the payment of the Höegh Gallant time charter hire by EgyptCo under certain circumstances.

Concentrations of risk

Financial instruments, which potentially subject the Partnership to significant concentrations of credit risk, consist principally of cash and cash equivalents, restricted cash, trade receivables and derivative contracts (interest rate swaps). The maximum exposure to loss due to credit risk is the book value at the balance sheet date. The Partnership does not have a policy of requiring collateral or security. Cash and cash equivalents and restricted cash are placed with qualified financial institutions. Periodic evaluations are performed of the relative credit standing of those financial institutions. In addition, exposure is limited by diversifying among counterparties. There are two charterers so there is a concentration of risk related to trade receivables. Credit risk related to trade receivables is limited by performing ongoing credit evaluations of the customer’s financial condition. In addition, Höegh LNG guarantees the payment of the Höegh Gallant time charter hire by EgyptCo under certain circumstances. No allowance for doubtful accounts was recorded for the years ended December 31, 2016 or 2015. While the maximum exposure to loss due to credit risk is the book value of trade receivables at the balance sheet date, should the time charter for PGN FSRU Lampung terminate prematurely, there could be delays in obtaining a new time charter and the rates could be lower depending upon the prevailing market conditions.